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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 9, 2003
                                                 -----------------------------


                            Kimco Realty Corporation
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


           Maryland                  1-10899
----------------------------     ------------------          13-2744380
(State or other jurisdiction       (Commission           -------------------
     of incorporation)             File Number)             (IRS Employer
                                                          Identification No.)

            3333 New Hyde Park Road
            New Hyde Park, New York                           11042-0020
     ---------------------------------------                  -----------
    (Address of principal executive offices)                  (Zip Code)





Registrant's telephone number, including area code    (516) 869-9000
                                                    ------------------------



           ----------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits.

The items listed below are filed as exhibits and are incorporated by reference into the registration statement on Form S-3 and all amendments thereto (No. 333-106083).

Exhibits

         1(d) U.S. Underwriting Agreement, dated September 9, 2003, by and between Banc of America Securities LLC and Kimco Realty Corporation.

         1(e) U.S. Terms Agreement, dated September 9, 2003, by and between Banc of America Securities LLC and Kimco Realty Corporation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Kimco Realty Corporation
                                      (Registrant)



Date  September 10, 2003
                                      By: /s/ Michael V. Pappagallo
                                      --------------------------------------
                                      Name:  Michael V. Pappagallo
                                      Its:   Vice President - Chief
                                             Financial Officer